February 21, 1996

BULL & BEAR QUALITY GROWTH FUND
SUPPLEMENT TO PROSPECTUS
DATED MAY 1, 1995

ON FEBRUARY 15, 1996, THE BOARD OF DIRECTORS AP ROVED AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (THE "REORGANIZATION AGREEMENT"), UNDER WHICH BULL & BEAR QUALITY GROWTH FUND ("QUALITY GROWTH") WOULD BE REORGANIZED INTO BULL & BEAR U.S. AND OVERSEAS FUND ("OVERSEAS"). THE OBJECTIVE OF OVERSEAS IS TO SEEK TO OBTAIN THE HIGHEST POSSIBLE TOTAL RETURN ON ITS ASSETS FROM LONG TERM GROWTH OF CAPITAL AND FROM INCOME PRINCIPALLY THROUGH A PORTFOLIO OF SECURITIES OF U.S. AND OVERSEAS ISSUERS. THERE IS NO LIMITATION ON THE PERCENT OR AMOUNT OF OVERSEAS' ASSETS WHICH MAY BE INVESTED FOR GROWTH OF CAPITAL OR INCOME, AND AT ANY TIME THE INVESTMENT EMPHASIS MAY BE PLACED SOLELY OR PRIMARILY ON GROWTH OF CAPITAL OR SOLELY OR PRIMARILY ON INCOME. THE REORGANIZATION AGREEMENT PROVIDES FOR THE RECEIPT BY QUALITY GROWTH SHAREHOLDERS OF SHARES OF OVERSEAS IN EXCHANGE FOR AND EQUAL IN VALUE TO THEIR QUALITY GROWTH SHARES. THIS WOULD BE ACCOMPLISHED BY OVERSEAS' ACQUIRING THE ASSETS OF QUALITY GROWTH IN EXCHANGE FOR SHARES OF OVERSEAS AND THE ASSUMPTION BY OVERSEAS OF QUALITY GROWTH'S
LIABILITIES. SHARES OF OVERSEAS WOULD THEN BE DISTRIBUTED PRO RATA TO SHAREHOLDERS OF QUALITY GROWTH. THE REORGANIZATION WILL NOT BE IMPLEMENTED UNLESS APPROVED BY QUALITY GROWTH SHAREHOLDERS. PROXY MATERIALS DESCRIBING THE REORGANIZATION MORE FULLY WILL BE AVAILABLE WITHOUT CHARGE WHEN THEY ARE MAILED TO SHAREHOLDERS BY CALLING INVESTOR SERVICE CENTER, 1-800-847-4200.




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